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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 16, 1999 (March 3, 1999)

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                           COMMUNITY BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                      0-16461                 63-0868361
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
      of Incorporation)                 Number)           Identification Number)

                 MAIN STREET                                      35031
            BLOUNTSVILLE, ALABAMA                               (Zip code)
   (Address of Principal Executive Offices)


                                 (205) 429-1000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed from Last Report)






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ITEM 5.  OTHER EVENTS

         On March 3, 1999, the Registrant issued a press release regarding the Registrant's results of operations during the year ended December 31, 1998. A copy of the press release is filed as Exhibit 99.1 hereto, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit is filed herewith:

Exhibit Number             Description
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99.1                       Press Release of the Registrant, dated March 3, 1999








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             COMMUNITY BANCSHARES, INC.



                             By: /S/ KENNON R. PATTERSON, SR.
                                 -----------------------------------------------
                                 Kennon R. Patterson, Sr.
                                 Chairman, Chief Executive Officer and President



Date: March 11, 1999






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                                  EXHIBIT INDEX


Exhibit Number            Description
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99.1                      Press Release of the Registrant, dated March 3, 1999